                                   ASSIGNMENT AND ASSUMPTION AGREEMENT

         ASSIGNMENT AND ASSUMPTION  AGREEMENT,  dated June 28, 2007, between  Residential Funding Company,
LLC, a Delaware  corporation  ("RFC") and  Residential  Funding  Mortgage  Securities  I, Inc., a Delaware
corporation (the "Company").

                                                 Recitals

         I.       RFC has entered into  contracts  ("Seller  Contracts")  with  various  seller/servicers, pursuant to which such seller/servicers sell to RFC mortgage loans.

         II.      The  Company  wishes  to  purchase  from RFC  certain  Mortgage  Loans  (as  hereinafter defined) sold to RFC pursuant to the Seller Contracts.

         III.     The Company,  RFC, as master  servicer and U.S.  Bank National  Association,  as trustee
(the  "Trustee"),  are  entering  into a  Series  Supplement,  dated  as of  June  1,  2007  (the  "Series
Supplement"),  to the  Standard  Terms of  Pooling  and  Servicing  Agreement,  dated  as of June 1,  2007
(together  with the Series  Supplement,  the "Pooling  and  Servicing  Agreement"),  pursuant to which the
Company  proposes  to issue  Mortgage  Pass-Through  Certificates,  Series  2007-S6  (the  "Certificates")
consisting of classes  designated as the Class I-A-1,  Class I-A-2, Class I-A-3, Class I-A-4, Class I-A-5,
Class I-A-6,  Class I-A-7,  Class I-A-8,  Class I-A-9,  Class I-A-10,  Class I-A-11,  Class I-A-12,  Class
I-A-13,  Class  I-A-14,  Class I-A-15,  Class I-A-16,  Class  I-A-17,  Class I-A-18,  Class I-A-19,  Class
I-A-20,  Class  II-A-1,  Class II-A-2,  Class II-A-3,  Class  II-A-4,  Class II-A-5,  Class II-A-6,  Class
II-A-7, Class II-A-8,  Class II-A-9, Class II-A-10,  Class II-A-11,  Class II-A-12,  Class II-A-13,  Class
II-A-14,  Class II-A-15,  Class I-A-V, Class II-A-V,  Class I-A-P, Class II-A-P,  Class R-I and Class R-II
Certificates  (collectively,  the "Senior  Certificates"),  Class I-M-1,  Class I-M-2,  Class I-M-3, Class
II-M-1,  Class II-M-2 and Class II-M-3 Certificates  (collectively,  the "Class M Certificates") and Class
I-B-1, Class I-B-2, Class I-B-3, Class II-B-1,  Class II-B-2 and Class II-B-3 Certificates  (collectively, the "Class B  Certificates"),  representing  beneficial  ownership  interests  in a trust fund  consisting primarily  of a pool of  mortgage  loans,  which will be divided  into two groups,  identified  in Exhibit
One-I and Exhibit One-II to the Series Supplement (the "Mortgage Loans").

         IV.      In connection  with the purchase of the Mortgage  Loans,  the Company will assign to RFC the  Class  I-A-P  Certificates,  Class  II-A-P  Certificates,  Class  I-A-V  Certificates,  Class  II-A-V
Certificates and a de minimis portion of each of the Class R-I and Class R-II  Certificates  (collectively the "Retained Certificates").

         V.       In  connection  with  the  purchase  of the  Mortgage  Loans  and  the  issuance  of the
Certificates,  RFC wishes to make  certain  representations  and  warranties  to the Company and to assign certain  of its  rights  under the Seller  Contracts  to the  Company,  and the  Company  wishes to assume certain of RFC's obligations under the Seller Contracts.

         VI.      The Company and RFC intend that the  conveyance  by RFC to the Company of all its right, title and interest in and to the Mortgage  Loans pursuant to this  Agreement  shall  constitute a purchase and sale and not a loan.

         NOW THEREFORE,  in  consideration  of the recitals and the mutual  promises herein and other good and valuable consideration, the parties agree as follows:

Section 1.          All  capitalized  terms used but not defined  herein shall have the meanings  assigned thereto in the Pooling and Servicing Agreement.

Section 2.          Concurrently  with the  execution  and  delivery  hereof,  RFC  hereby  assigns to the
Company  without  recourse all of its right,  title and interest in and to the Mortgage  Loans,  including all  interest and  principal,  and with respect to any Sharia  Mortgage  Loans,  all amounts in respect of profit  payments and  acquisition  payments,  received on or with respect to the Mortgage Loans after June
1, 2007 (other than  payments of principal and interest,  and with respect to any Sharia  Mortgage  Loans, all amounts in respect of profit  payments and  acquisition  payments,  due on the Mortgage  Loans in June
2007).  In  consideration  of such  assignment,  RFC or its  designee  will  receive  from the  Company in immediately  available funds an amount equal to $699,197,696.62  plus the Class I-A-P Certificates,  Class
II-A-P Certificates,  Class I-A-V Certificates,  Class II-A-V Certificates and a de minimis portion of the
Retained  Certificates.  In connection  with such  assignment and at the Company's  direction,  RFC has in respect of each  Mortgage  Loan  endorsed the related  Mortgage  Note (other than any  Destroyed  Mortgage
Note) to the order of the Trustee and  delivered  an  assignment  of mortgage or security  instrument,  as applicable,  in  recordable  form to the  Trustee  or its  agent.  A  "Destroyed  Mortgage  Note"  means a
Mortgage Note the original of which was permanently lost or destroyed.

Section 3.          RFC and the Company  agree that the sale of each Pledged  Asset Loan  pursuant to this
Agreement  will also  constitute  the  assignment,  sale,  setting-over,  transfer and  conveyance  to the
Company,  without recourse (but subject to RFC's covenants,  representations  and warranties  specifically provided  herein),  of all of RFC's  obligations  and all of RFC's  right,  title and  interest in, to and under,  whether now  existing or hereafter  acquired as owner of such  Pledged  Asset Loan with respect to
any  and  all  money,  securities,   security  entitlements,   accounts,   general  intangibles,   payment
intangibles,  instruments,  documents,  deposit accounts,  certificates of deposit, commodities contracts, and other  investment  property and other property of whatever kind or description  consisting of, arising from or related to, (i) the Credit Support Pledge  Agreement,  the Funding and Pledge  Agreement among the
Mortgagor or other Person pledging the related Pledged Assets (the  "Customer"),  Combined  Collateral LLC
and  National  Financial  Services  Corporation,  and the  Additional  Collateral  Agreement  between GMAC
Mortgage,  LLC and the Customer  (collectively,  the "Assigned  Contracts"),  (ii) all rights,  powers and remedies of RFC as owner of such Pledged  Asset Loan under or in connection  with the Assigned  Contracts, whether  arising  under  the  terms of such  Assigned  Contracts,  by  statute,  at law or in  equity,  or otherwise  arising  out of  any  default  by the  Mortgagor  under  or in  connection  with  the  Assigned
Contracts,  including  all  rights  to  exercise  any  election  or  option  or to make  any  decision  or determination  or to give or  receive  any  notice,  consent,  approval  or waiver  thereunder,  (iii) the
Pledged Amounts and all money, securities, security entitlements,  accounts, general intangibles,  payment intangibles,  instruments,  documents,  deposit accounts,  certificates of deposit, commodities contracts, and other  investment  property  and other  property of whatever  kind or  description  and,  all cash and non-cash proceeds of the sale, exchange,  or redemption of, and all stock or conversion rights,  rights to subscribe,  liquidation  dividends  or  preferences,  stock  dividends,  rights  to  interest,  dividends, earnings,  income,  rents,  issues,  profits,  interest  payments or other  distributions of cash or other property  that  secures a Pledged  Asset  Loan,  (iv) all  documents,  books and  records  concerning  the foregoing  (including  all  computer  programs,  tapes,  disks  and  related  items  containing  any  such information)  and (v) all  insurance  proceeds  (including  proceeds  from the Federal  Deposit  Insurance
Corporation or the Securities  Investor  Protection  Corporation or any other insurance company) of any of
the  foregoing  or  replacements  thereof  or  substitutions  therefor,   proceeds  of  proceeds  and  the
conversion,  voluntary or  involuntary,  of any thereof.  The foregoing  transfer,  sale,  assignment  and conveyance  does not  constitute  and is not intended to result in the  creation,  or an assumption by the
Company,  of any  obligation  of RFC, or any other Person in connection  with the Pledged  Assets or under any agreement or instrument  relating  thereto,  including any obligation to the Mortgagor,  other than as owner of the Pledged Asset Loan.

         The  Company  and RFC intend that the  conveyance  by RFC to the Company of all its right,  title and interest in and to the Mortgage  Loans  pursuant to this  Section 2  shall be, and be construed  as, a sale of the Mortgage Loans by RFC to the Company.  It is,  further,  not intended that such  conveyance be deemed to be a pledge of the  Mortgage  Loans by RFC to the  Company to secure a debt or other  obligation of RFC.  However,  in the event that the  Mortgage  Loans are held to be  property  of RFC,  or if for any reason this Agreement is held or deemed to create a security  interest in the Mortgage  Loans,  then it is intended that (a) this  Agreement shall be a security  agreement within the meaning of Articles 8 and 9 of the  Minnesota  Uniform  Commercial  Code  and  the  Uniform  Commercial  Code  of  any  other  applicable jurisdiction;  (b) the  conveyance  provided for in this  Section  shall be deemed to be, and hereby is, a grant by RFC to the Company of a security  interest in all of RFC's  right,  title and  interest,  whether now  owned  or  hereafter  acquired,  in and to any  and all  general  intangibles,  payment  intangibles, accounts,  chattel paper,  instruments,  documents,  money,  deposit  accounts,  certificates  of deposit, goods,  letters of credit,  advices of credit and  investment  property  consisting  of,  arising  from or relating to any of the following:  (A) the Mortgage Loans,  including  (i) with respect to any Cooperative
Loan, the related Mortgage Note,  Security Agreement,  Assignment of Proprietary Lease,  Cooperative Stock
Certificate,  Cooperative  Lease,  any insurance  policies and all other documents in the related Mortgage
File  (ii)  with  respect  to any  Sharia  Mortgage  Loan,  the  related  Sharia  Mortgage  Loan  Security
Instrument,  Sharia Mortgage Loan  Co-Ownership  Agreement,  Obligation to Pay,  Assignment  Agreement and
Amendment of Security  Instrument,  any insurance policies and all other documents in the related Mortgage
File and (iii) with  respect to each Mortgage Loan other than a Cooperative  Loan or Sharia Mortgage Loan, the related  Mortgage Note, the Mortgage,  any insurance  policies and all other  documents in the related
Mortgage File,  (B) all monies due or to become due pursuant to the Mortgage Loans in accordance  with the terms thereof and (C) all  proceeds of the  conversion,  voluntary or  involuntary,  of the foregoing into cash,  instruments,  securities or other property,  including without  limitation all amounts from time to time held or invested in the Certificate  Account or the Custodial  Account,  whether in the form of cash, instruments,  securities or other property;  (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute  instruments,  money, payment  intangibles,  negotiable  documents,  goods,  deposit  accounts,  letters of  credit,  advices of credit  investment  property or chattel paper shall be deemed to be possession  by the secured  party,  or possession by a purchaser or a person  designated by such secured  party,  for purposes of perfecting  the security  interest pursuant to the Minnesota  Uniform  Commercial Code and the Uniform  Commercial Code of
any  other  applicable  jurisdiction  (including,  without  limitation,  Sections  8-106,  9-313 and 9-106 thereof);  and  (d) notifications  to persons  holding such  property,  and  acknowledgments,  receipts or confirmations  from persons holding such property,  shall be deemed  notifications to, or  acknowledgments receipts or confirmations from,  securities  intermediaries,  bailees or agents of, or persons holding for
(as  applicable) the Trustee for the purpose of perfecting  such security  interest under  applicable law.
RFC  shall,  to the  extent  consistent  with this  Agreement,  take  such  reasonable  actions  as may be necessary  to ensure  that,  if this  Agreement  were  determined  to create a  security  interest  in the
Mortgage Loans and the other property  described above,  such security  interest would be determined to be a perfected  security  interest of first  priority  under  applicable  law and will be  maintained as such throughout  the term of this  Agreement.  Without  limiting the  generality  of the  foregoing,  RFC shall prepare and deliver to the Company not less than 15 days prior to any filing date,  and the Company  shall file,  or shall  cause to be  filed,  at the  expense  of RFC,  all  filings  necessary  to  maintain  the effectiveness  of any original  filings  necessary  under the Uniform  Commercial Code as in effect in any jurisdiction  to perfect the  Company's  security  interest in or lien on the  Mortgage  Loans,  including without  limitation  (x) continuation  statements,  and (y) such other  statements as may be occasioned by
(1) any  change of name of RFC or the Company,  (2) any change of location of the place of business or the chief executive office of RFC or, (3) any transfer of any interest of RFC in any Mortgage Loan.

         Notwithstanding  the  foregoing,  (i) the  Master  Servicer  shall  retain all  servicing  rights
(including,  without  limitation,  primary servicing and master  servicing)  relating to or arising out of the Mortgage Loans,  and all rights to receive  servicing fees,  servicing  income and other payments made as compensation  for such servicing  granted to it under the Pooling and Servicing  Agreement  pursuant to the terms and conditions set forth therein  (collectively,  the "Servicing Rights") and (ii) the Servicing
Rights  are not  included  in the  collateral  in which RFC  grants a security  interest  pursuant  to the immediately preceding paragraph.

Section 4.          Concurrently  with the execution and delivery  hereof,  the Company  hereby assigns to
RFC without recourse all of its right, title and interest in and to the Class I-A-P,  Class II-A-P,  Class
I-A-V,  Class II-A-V  Certificates  and a de minimis  portion of the Retained  Certificates as part of the consideration payable to RFC by the Company pursuant to this Agreement.

Section 5.          RFC represents  and warrants to the Company that on the date of execution  hereof (or, if otherwise specified below, as of the date so specified):

(i)      The  information  set forth in Exhibit  One-I and Exhibit  One-II to the Series  Supplement  with respect to each  Mortgage  Loan or the Mortgage  Loans,  as the case may be, is true and  correct,  in all material respects, at the date or dates respecting which such information is furnished;

(ii)     To the  best of the  Company's  knowledge,  each  Mortgage  Loan  with a  Loan-to-Value  Ratio at origination  in  excess of 80%,  will be  insured  by a  primary  mortgage  insurance  policy (a  "Primary
Insurance  Policy")  covering at least 30% of the principal balance of the Mortgage Loan at origination if the  Loan-to-Value  Ratio is between  95.00% and 90.01%,  at least 25% of the balance of the mortgage loan at origination if the  Loan-to-Value  Ratio is between 90.00% and 85.01%,  and at least 12% of the balance of the mortgage  loan at  origination  if the  Loan-to-Value  Ratio is between  85.00% and 80.01%.  To the best of the Company's  knowledge,  each such Primary  Insurance Policy is in full force and effect and the
Trustee is entitled to the benefits thereunder;

(iii)    Each Primary  Insurance Policy insures the named insured and its successors and assigns,  and the issuer of the Primary  Insurance Policy is an insurance company whose  claims-paying  ability is currently acceptable to the Rating Agencies;

(iv)     Immediately  prior to the  assignment  of the Mortgage  Loans to the Company,  RFC had good title to, and was the sole owner of, each  Mortgage  Loan free and clear of any  pledge,  lien,  encumbrance  or security  interest (other than rights to servicing and related  compensation  and, with respect to certain
Mortgage Loans,  the monthly payment due on the first Due Date following the Cut-off Date),  and no action has been taken or failed to be taken by RFC that would materially  adversely affect the  enforceability of any Mortgage Loan or the interests therein of any holder of the Certificates;

(v)      No Group I Loan is 30 or more days  delinquent  in the payment of  principal  and  interest as of the Cut-off  Date and no Group I Loan has been so  Delinquent  more than once in the 12 month period prior to the Cut-off  Date.  No Group II Loan is  currently 30 or more days  delinquent  in payment of principal and  interest  as of the  Cut-off  Date and no Group II has been so  Delinquent  more  than once in the 12 month period prior to the Cut-off Date;

(vi)     Subject to clause (v) above as respects  delinquencies,  there is no default,  breach,  violation or event of  acceleration  existing  under any Mortgage  Note or Mortgage and no event which,  with notice and  expiration of any grace or cure period,  would  constitute a default,  breach,  violation or event of acceleration,  and no such  default,  breach,  violation or event of  acceleration  has been waived by the
Seller or by any other entity involved in originating or servicing a Mortgage Loan;

(vii)    There is no delinquent tax or assessment lien against any Mortgaged Property;

(viii)   No Mortgagor has any right of offset,  defense or  counterclaim  as to the related  Mortgage Note or Mortgage except as may be provided under the Servicemembers Civil Relief Act;

(ix)     None of the Mortgage Loans are Buy-Down Mortgage Loans;

(x)      There are no  mechanics'  liens or claims for work,  labor or material  affecting  any  Mortgaged
Property  which are or may be a lien prior to, or equal  with,  the lien of the related  Mortgage,  except such liens that are insured or indemnified  against by a title  insurance  policy  described  under clause
(xv) below;

(xi)     Each Mortgaged  Property is free of damage and in good repair and no notice of  condemnation  has been given with respect  thereto and RFC knows of nothing  involving  any  Mortgaged  Property  that could reasonably  be  expected  to  materially  adversely  affect the value or  marketability  of any  Mortgaged
Property;

(xii)    Each  Mortgage  Loan  at the  time  it was  made  complied  in all  material  respects  with  all applicable local,  state and federal laws,  including,  but not limited to, all applicable  anti-predatory lending laws;

(xiii)   Each  Mortgage  contains  customary  and  enforceable  provisions  which  render  the  rights and remedies of the holder  adequate to realize the benefits of the security  against the Mortgaged  Property, including  (i) in the case of a  Mortgage  that is a deed of trust,  by  trustee's  sale,  (ii) by summary foreclosure,  if available  under  applicable  law, and (iii)  otherwise by  foreclosure,  and there is no homestead or other  exemption  available to the Mortgagor that would  interfere with such right to sell at a trustee's sale or right to  foreclosure,  subject in each case to applicable  federal and state laws and judicial precedents with respect to bankruptcy and right of redemption;

(xiv)    With  respect  to  each  Mortgage  that  is a deed of  trust,  a  trustee  duly  qualified  under applicable law to serve as such is properly named,  designated and serving,  and except in connection with a trustee's  sale after  default by a  Mortgagor,  no fees or expenses are payable by the Seller or RFC to the trustee under any Mortgage that is a deed of trust;

(xv)     A policy of title  insurance in the form and amount  required by the Program  Guide was effective as of the  closing of each  Mortgage  Loan,  is valid and  binding  and  remains in full force and effect, unless the Mortgaged  Properties are located in the State of Iowa and an attorney's  certificate  has been provided as described in the Program Guide;

(xvi)    The Mortgage  Loans are  conventional,  fixed rate,  fully-amortizing,  (subject to interest only periods,  if  applicable)  first lien  mortgage  loans  having terms to maturity of not more than 30 years with  respect  to the  Group I Loans and 15 years  with  respect  to the Group II Loans,  from the date of origination or modification  with monthly  payments due, with respect to a majority of the Mortgage Loans, on the first day of each month;

(xvii)   No Mortgage Loan provides for deferred interest or negative amortization;

(xviii)  The  improvements  upon the  Mortgaged  Properties  are  insured  against  loss by fire and other hazards as required by the Program Guide  including  flood  insurance if required under the National Flood
Insurance  Act of 1968,  as amended.  The  Mortgage  requires  the  Mortgagor  to maintain  such  casualty insurance at the Mortgagor's  expense,  and on the Mortgagor's  failure to do so,  authorize the holder of the Mortgage to obtain and maintain such insurance at the  Mortgagor's  expense and to seek  reimbursement therefore from the Mortgagor;

(xix)    If any of the  Mortgage  Loans  are  secured  by a  leasehold  interest,  with  respect  to  each leasehold  interest:  the use of leasehold  estates for residential  properties is an accepted practice in the area where the related  Mortgaged  Property is located;  residential  property in such area consisting of  leasehold  estates is readily  marketable;  the lease is recorded and no party is in any way in breach of any  provision  of such  lease;  the  leasehold  is in full force and effect and is not  subject to any prior  lien or  encumbrance  by which the  leasehold  could be  terminated  or  subject  to any  charge or penalty;  and the remaining  term of the lease does not  terminate  less than ten years after the maturity date of such Mortgage Loan;

(xx)     Each  Assigned  Contract  relating  to each  Pledged  Asset Loan is a valid,  binding and legally enforceable  obligation of the parties  thereto,  enforceable  in accordance  with their terms,  except as limited  by  bankruptcy,  insolvency  or  other  similar  laws  affecting  generally  the  enforcement  of creditor's rights;

(xxi)    The  Assignor  is the holder of all of the right,  title and  interest  as owner of each  Pledged
Asset Loan in and to each of the Assigned Contracts  delivered and sold to the Company hereunder,  and the assignment  hereof by RFC validly  transfers such right,  title and interest to the Company free and clear of any pledge, lien, or security interest or other encumbrance of any Person;

(xxii)   The full amount of the Pledged  Amount with respect to such Pledged Asset  Mortgage Loan has been deposited  with the  custodian  under  the  Credit  Support  Pledge  Agreement  and is on  deposit  in the custodial account held thereunder as of the date hereof;

(xxiii)  RFC is a member of MERS,  in good  standing,  and current in payment of all fees and  assessments imposed  by  MERS,  and has  complied  with  all  rules  and  procedures  of MERS in  connection  with its assignment  to the Trustee as assignee of the Company of the Mortgage  relating to each Mortgage Loan that is registered  with MERS,  including,  among other things,  that RFC shall have  confirmed the transfer to the Trustee, as assignee of the Company, of the Mortgage on the MERS(R)System;

(xxiv)   No instrument of release or waiver has been executed in connection with the Mortgage  Loans,  and no Mortgagor has been released,  in whole or in part from its  obligations  in connection  with a Mortgage
Loan;

(xxv)    With respect to each Mortgage  Loan,  either (i) the Mortgage  Loan is assumable  pursuant to the terms of the Mortgage Note or (ii) the Mortgage Loan contains a customary  provision for the  acceleration of the payment of the unpaid  principal  balance of the Mortgage  Loan in the event the related  Mortgaged
Property is sold without the prior consent of the mortgagee thereunder;

(xxvi)   The proceeds of the Mortgage Loan have been fully  disbursed,  there is no requirement for future advances  thereunder  and  any  and  all  requirements  as  to  completion  of  any  on-site  or  off-site improvements  and as to  disbursements  of any escrow funds  therefor  (including any escrow funds held to make Monthly Payments pending  completion of such  improvements)  have been complied with. All costs, fees and expenses incurred in making, closing or recording the Mortgage Loans were paid;

(xxvii)  Except with respect to  approximately  7.0% of the Group I Loans, and  approximately  2.9% of the
Group II  Loans,  the  appraisal  was made by an  appraiser  who  meets  the  minimum  qualifications  for appraisers as specified in the Program Guide;

(xxviii)  To the  best of RFC's  knowledge,  any  escrow  arrangements  established  with  respect  to any
Mortgage Loan are in compliance  with all applicable  local,  state and federal laws and are in compliance with the terms of the related Mortgage Note;

(xxix)   Each  Mortgage  Loan  was  originated  (1) by a  savings  and  loan  association,  savings  bank, commercial bank, credit union,  insurance  company or similar  institution that is supervised and examined by a federal  or state  authority,  (2) by a  mortgagee  approved  by the  Secretary  of HUD  pursuant  to
Sections  203  and  211  of  the  National  Housing  Act,  as  amended  or (3)  by a  mortgage  broker  or correspondent  lender  in a  manner  such  that  the  Certificates  would  qualify  as  "mortgage  related securities" within the meaning of Section 3(a)(41) of the Securities Exchange Act of 1934, as amended;

(xxx)    All  improvements  which were  considered in  determining  the  Appraised  Value of the Mortgaged
Properties  lie  wholly  within  the  boundaries  and the  building  restriction  lines  of the  Mortgaged
Properties,  or the policy of title  insurance  affirmatively  insures against loss or damage by reason of any violation,  variation,  encroachment  or adverse  circumstance  that either is disclosed or would have been disclosed by an accurate survey;

(xxxi)   Each  Mortgage  Note and  Mortgage  constitutes  a legal,  valid and  binding  obligation  of the borrower,  or the consumer in the case of any Sharia  Mortgage  Loans,  enforceable in accordance with its terms  except as  limited  by  bankruptcy,  insolvency  or other  similar  laws  affecting  generally  the enforcement of creditor's rights;

(xxxii)  None of the Mortgage Loans are subject to the Home Ownership and Equity Protection Act of 1994;

(xxxiii)  None of the  Mortgage  Loans are loans that,  under  applicable  state or local law in effect at the time of  origination of the loan,  are referred to as (1)  "high-cost"  or "covered"  loans or (2) any other similar  designation  if the law imposes  greater  restrictions  or additional  legal  liability for residential mortgage loans with high interest rates, points and/or fees;

(xxxiv)   No Mortgage Loan was originated on or after October 1, 2002 and before March 7,  2003,  which is secured by property located in the State of Georgia;

(xxxv)   No Mortgage Loan is a High Cost Loan or Covered  Loan,  as applicable  (as such terms are defined in the  Appendix E of the  Standard & Poor's  Glossary  For File  Format For  LEVELS(R)Version 5.7 Revised
(attached hereto as Exhibit A); provided that no Qualified  Substitute  Mortgage Loan shall be a High Cost
Loan or Covered  Loan (as such terms are defined in Appendix E of the S&P's  Glossary  For File Format For
LEVELS(R)in effect on the date of  substitution),  unless the Company  shall have received from S&P written confirmation  that the  inclusion of any such  Mortgage  Loan will not  adversely  affect the then current ratings assigned to any of the Certificates by S&P;

(xxxvi)  Each mortgage loan constitutes a qualified  mortgage under Section  860G(a)(3)(A) of the Code and
Treasury Regulations Section 1.860G-2(A)(1);

(xxxvii) With  respect  to  any  Sharia  Mortgage  Loan,  mortgage  pass-through   certificates  or  notes
representing  interests  in  mortgage  loans  that are in all  material  respects  of the same type as the
Mortgage  Loans,  and which are  structured  to be  permissible  under  Islamic law  utilizing a declining balance  co-ownership  structure,  have been,  for a least one year prior to the date hereof,  (a) held by investors  other than employee  benefit plans,  and (b) rated at least BBB- or Baa3, as  applicable,  by a
Rating Agency; and

(xxxviii)         No fraud or  misrepresentation  has taken place in connection  with the  origination  of any Mortgage Loan.

         RFC shall provide  written  notice to GMAC  Mortgage,  LLC of the sale of each Pledged Asset Loan to the Company  hereunder  and by the Company to the Trustee  under the Pooling and  Servicing  Agreement, and shall  maintain the Schedule of  Additional  Owner  Mortgage  Loans (as defined in the Credit  Support
Pledge  Agreement),  showing the Trustee as the  Additional  Owner of each such Pledged Asset Loan, all in accordance with Section 7.1 of the Credit Support Pledge Agreement.

         Upon  discovery  by RFC or upon  notice  from the  Company  or the  Trustee  of a  breach  of the foregoing  representations  and warranties in respect of any Mortgage Loan which  materially and adversely affects the interests of any holders of the  Certificates  or of the Company in such Mortgage Loan or upon the occurrence of a Repurchase  Event  (hereinafter  defined),  notice of which breach or occurrence shall be given to the Company by RFC, if it discovers the same,  RFC shall,  within 90 days after the earlier of its discovery or receipt of notice  thereof,  either cure such breach or Repurchase  Event in all material respects or, except as otherwise provided in Section 2.04 of the Pooling and Servicing  Agreement,  either
(i) purchase such  Mortgage Loan from the Trustee or the Company,  as the case may be, at a price equal to the Purchase  Price for such  Mortgage  Loan or (ii)  substitute a Qualified  Substitute  Mortgage Loan or
Loans for such  Mortgage  Loan in the manner and subject to the  limitations  set forth in Section 2.04 of the Pooling and Servicing  Agreement.  If the breach of representation  and warranty that gave rise to the obligation to  repurchase or substitute a Mortgage Loan pursuant to this Section 4 was the  representation set  forth in clause  (xii) or  (xxxviii)  of this  Section  4,  then RFC  shall  pay to the  Trust  Fund, concurrently  with and in addition to the remedies  provided in the  preceding  sentence,  an amount equal to any  liability,  penalty  or expense  that was  actually  incurred  and paid out of or on behalf of the
Trust Fund,  and that  directly  resulted  from such  breach,  or if  incurred  and paid by the Trust Fund thereafter, concurrently with such payment.

Section 6.          With  respect to each  Mortgage  Loan,  a first  lien  repurchase  event  ("Repurchase
Event")  shall have occurred if it is discovered  that, as of the date thereof,  the related  Mortgage was not a valid first lien on the related  Mortgaged  Property  subject only to (i) the lien of real  property taxes and assessments not yet due and payable,  (ii) covenants,  conditions,  and restrictions,  rights of way,  easements  and other  matters of public record as of the date of recording of such Mortgage and such permissible  title  exceptions  as are listed in the Program  Guide and (iii) other  matters to which like properties are commonly  subject which do not materially  adversely  affect the value,  use,  enjoyment or marketability  of the  Mortgaged  Property.  In addition,  with respect to any Mortgage Loan listed on the attached  Schedule A with respect to which any document or documents  constituting  a part of the Mortgage
File are missing or defective in any material  respect as to which the Company  delivers to the Trustee or the Custodian an affidavit  certifying  that the original  Mortgage  Note has been lost or  destroyed,  if such Mortgage Loan  subsequently is in default and the enforcement  thereof or of the related  Mortgage is materially  adversely  affected by the absence or  defectiveness  of any such document or documents of the original  Mortgage Note, a Repurchase  Event shall be deemed to have occurred and RFC will be obligated to repurchase or substitute for such Mortgage Loan in the manner set forth in Section 4 above.

Section 7.          This  Agreement  shall inure to the benefit of and be binding upon the parties  hereto and their  respective  successors  and assigns,  and no other  person  shall have any right or  obligation hereunder.

                                         [SIGNATURE PAGE FOLLOWS]

         IN WITNESS  WHEREOF,  the parties have entered into this  Assignment and Assumption  Agreement on the date first written above.

                                                     RESIDENTIAL FUNDING COMPANY, LLC

                                                     By: /s/ Marguerite Steffes
                                                     Name: Marguerite Steffes
                                                     Title:   Associate

                                                     RESIDENTIAL FUNDING MORTGAGE
                                                     SECURITIES I, INC.

                                                     By: /s/Heather Anderson
                                                     Name: Heather Anderson
                                                     Title:   Vice President

                                                SCHEDULE A

                                     Schedule of Mortgage Loans with
                                         Defective Mortgage Files

                                                EXHIBIT A

APPENDIX E - STANDARD & POOR'S PREDATORY LENDING CATEGORIES

Standard & Poor's has  categorized  loans  governed by  anti-predatory  lending laws in the  Jurisdictions listed  below into three  categories  based  upon a  combination  of  factors  that  include  (a) the risk exposure  associated  with the  assignee  liability  and (b) the tests and  thresholds  set forth in those laws.  Note that certain loans  classified  by the relevant  statute as Covered are included in Standard &
Poor's High Cost Loan  Category  because they  included  thresholds  and tests that are typical of what is generally considered High Cost by the industry.

                                                                                    REVISED April 18, 2006

STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

-----------------------------------------------------------------------------------------------------------------------------------------------------------
            State/Jurisdiction                       Name of Anti-Predatory Lending Law/Effective Date           Category under Applicable Anti-Predatory
                                                                                                                                Lending Law
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------

Arkansas                                     Arkansas Home Loan  Protection Act, Ark. Code Ann.ss.ss.23-53-101 et  High Cost Home Loan
                                             seq.

                                             Effective July 16, 2003
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------

Cleveland Heights, OH                        Ordinance No. 72-2003 (PSH), Mun. Codess.ss.757.01 et seq.            Covered Loan

                                             Effective June 2, 2003
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------

Colorado                                     Consumer Equity Protection, Colo. Stat. Ann.ss.ss.5-3.5-101 et seq.   Covered Loan

                                             Effective  for covered  loans  offered or entered into on or after
                                             January 1, 2003.  Other  provisions of the Act took effect on June
                                             7, 2002
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------

Connecticut                                  Connecticut  Abusive Home Loan Lending  Practices Act, Conn.  Gen.  High Cost Home Loan
                                             Stat.ss.ss.36a-746 et seq.

                                             Effective October 1, 2001
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
District of Columbia                         Home Loan Protection Act, D.C. Codess.ss.26-1151.01 et seq.           Covered Loan

                                             Effective for loans closed on or after January 28, 2003
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
Florida                                      Fair Lending Act, Fla. Stat. Ann.ss.ss.494.0078 et seq.               High Cost Home Loan

                                             Effective October 2, 2002
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------

Georgia (Oct. 1, 2002 - Mar. 6, 2003)        Georgia Fair Lending Act, Ga. Code Ann.ss.ss.7-6A-1 et seq.           High Cost Home Loan

                                             Effective October 1, 2002 - March 6, 2003
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------

Georgia as amended (Mar. 7, 2003 - current)  Georgia Fair Lending Act, Ga. Code Ann.ss.ss.7-6A-1 et seq.           High Cost Home Loan

                                             Effective for loans closed on or after March 7, 2003
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------

HOEPA Section 32                             Home  Ownership and Equity  Protection  Act of 1994,  15 U.S.C.ss.  High Cost Loan
                                             1639, 12 C.F.R.ss.ss.226.32 and 226.34

                                             Effective October 1, 1995, amendments October 1, 2002
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------

Illinois                                     High Risk Home Loan Act, Ill.  Comp.  Stat.  tit. 815,ss.ss.137/5 et  High Risk Home Loan
                                             seq.

                                             Effective  January 1, 2004 (prior to this date,  regulations under
                                             Residential Mortgage License Act effective from May 14, 2001)
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------

Kansas                                       Consumer Credit Code, Kan. Stat. Ann.ss.ss.16a-1-101 et seq.          High Loan to Value  Consumer  Loan (id.ss.
                                                                                                                 16a-3-207) and;
                                             Sections  16a-1-301 and 16a-3-207 became effective April 14, 1999;
                                             Section 16a-3-308a became effective July 1, 1999
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------

                                                                                                                 High APR Consumer Loan (id.ss.16a-3-308a)
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------

Kentucky                                     2003 KY H.B.  287 - High Cost Home Loan Act,  Ky.  Rev.  Stat.ss.ss.High Cost Home Loan
                                             360.100 et seq.

                                             Effective June 24, 2003
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------

Maine                                        Truth in Lending, Me. Rev. Stat. tit. 9-A,ss.ss.8-101 et seq.         High Rate High Fee Mortgage

                                             Effective September 29, 1995 and as amended from time to time
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------

Massachusetts                                Part 40 and Part 32,  209 C.M.R.ss.ss.32.00 et seq.  and 209 C.M.R.  High Cost Home Loan
                                           ss.ss.40.01 et seq.

                                             Effective March 22, 2001 and amended from time to time
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------

Nevada                                       Assembly Bill No. 284, Nev. Rev. Stat.ss.ss.598D.010 et seq.          Home Loan

                                             Effective October 1, 2003
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
New Jersey                                   New Jersey Home  Ownership  Security Act of 2002,  N.J. Rev. Stat.  High Cost Home Loan
                                           ss.ss.46:10B-22 et seq.

                                             Effective for loans closed on or after November 27, 2003
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
New Mexico                                   Home Loan Protection Act, N.M. Rev. Stat.ss.ss.58-21A-1 et seq.       High Cost Home Loan

                                             Effective as of January 1, 2004; Revised as of February 26, 2004
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
New York                                     N.Y. Banking Law Article 6-l                                        High Cost Home Loan

                                             Effective for applications made on or after April 1, 2003
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
North Carolina                               Restrictions  and  Limitations on High Cost Home Loans,  N.C. Gen.  High Cost Home Loan
                                             Stat.ss.ss.24-1.1E et seq.

                                             Effective July 1, 2000;  amended October 1, 2003 (adding  open-end lines of credit)
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
Ohio                                         H.B.  386  (codified in various  sections of the Ohio Code),  Ohio  Covered Loan
                                             Rev. Code Ann.ss.ss.1349.25 et seq.

                                             Effective May 24, 2002
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
Oklahoma                                     Consumer Credit Code (codified in various sections of Title 14A)    Subsection 10 Mortgage

                                             Effective July 1, 2000; amended effective January 1, 2004
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
South Carolina                               South  Carolina  High Cost and Consumer  Home Loans Act, S.C. Code  High Cost Home Loan
                                             Ann.ss.ss.37-23-10 et seq.

                                             Effective for loans taken on or after January 1, 2004
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
West Virginia                                West Virginia  Residential  Mortgage  Lender,  Broker and Servicer  West Virginia Mortgage Loan Act Loan
                                             Act, W. Va. Code Ann.ss.ss.31-17-1 et seq.

                                             Effective June 5, 2002
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
STANDARD & POOR'S COVERED LOAN CATEGORIZATION
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
            State/Jurisdiction                       Name of Anti-Predatory Lending Law/Effective Date           Category under Applicable Anti-Predatory
                                                                                                                               Lending Law
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
Georgia (Oct. 1, 2002 - Mar. 6, 2003)        Georgia Fair Lending Act, Ga. Code Ann.ss.ss.7-6A-1 et seq.           Covered Loan

                                             Effective October 1, 2002 - March 6, 2003
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
New Jersey                                   New Jersey Home  Ownership  Security Act of 2002,  N.J. Rev. Stat.  Covered Home Loan
                                           ss.ss.46:10B-22 et seq.

                                             Effective November 27, 2003 - July 5, 2004
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------

STANDARD & POOR'S HOME LOAN CATEGORIZATION

-----------------------------------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
            State/Jurisdiction                       Name of Anti-Predatory Lending Law/Effective Date           Category under Applicable Anti-Predatory
                                                                                                                                Lending Law
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
Georgia (Oct. 1, 2002 - Mar. 6, 2003)        Georgia Fair Lending Act, Ga. Code Ann.ss.ss.7-6A-1 et seq.           Home Loan

                                             Effective October 1, 2002 - March 6, 2003
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------

New Jersey                                   New Jersey Home  Ownership  Security Act of 2002,  N.J. Rev. Stat.  Home Loan
                                           ss.ss.46:10B-22 et seq.

                                             Effective for loans closed on or after November 27, 2003
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
New Mexico                                   Home Loan Protection Act, N.M. Rev. Stat.ss.ss.58-21A-1 et seq.       Home Loan

                                             Effective as of January 1, 2004; Revised as of February 26, 2004
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
North Carolina                               Restrictions  and  Limitations on High Cost Home Loans,  N.C. Gen.  Consumer Home Loan
                                             Stat.ss.ss.24-1.1E et seq.

                                             Effective July 1, 2000;  amended October 1, 2003 (adding  open-end lines of credit)
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
South Carolina                               South  Carolina  High Cost and Consumer  Home Loans Act, S.C. Code  Consumer Home Loan
                                             Ann.ss.ss.37-23-10 et seq.

                                             Effective for loans taken on or after January 1, 2004
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------